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                                                                   EXHIBIT 10.28

                      FORM OF REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of ______________, 1998, by and between NATIONSRENT, INC., a Delaware corporation ("Nations"), Thomas J. Watts, Sr. and his permitted assigns (the "Holder"). Certain other capitalized terms used herein are defined in Section 7 and throughout this Agreement.

         WHEREAS, Nations and the Holder have entered into an Asset Purchase Agreement dated as of June ___, 1998, (the "Asset Purchase Agreement") pursuant to which Nations shall issue a promissory note to the Holder (the "Promissory Note"), and the principal of the Promissory Note, upon the fulfillment of certain conditions, is convertible into Nations common stock, $.01 par value (the "Common Stock");

         WHEREAS, Nations has agreed to provide to the Holder the registration rights provided herein with respect to the shares of the Common Stock;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, in the Asset Purchase Agreement and the Promissory Note, the parties agree as follows:

         1.       PIGGY-BACK REGISTRATION.

                  (a) The Holder of the Registrable Shares is hereby granted the following piggyback registration rights with respects to the Registrable Shares whenever Nations proposes to file a Registration Statement (other than an acquisition shelf Registration Statement which may be filed by Nations pursuant to Rule 415 of the Securities Act or a Registration Statement covering shares of Common Stock which would become issuable pursuant to the Nations stock option plans), provided that in the event that any Registrable Shares are included in any such Registration Statement, the Holder agrees to not to sell any shares of Common Stock for a period of 180 days (or such lesser period agreed to by the underwriters for such offering). Whenever Nations proposes to file a Registration Statement, other than the Registration Statement for its initial public offering (the "IPO") and except for the period ending on the later of one year from the date hereof or the six month period from the effective date of the IPO, Nations will, fifteen (15) days prior to such filing, give written notice to the Holder of its intention to do so and, upon the written request of the Holder given within ten (10) days after Nations provides such notice (which request shall state the intended method of disposition of such Registrable Shares), Nations shall use its reasonable best efforts to cause all Registrable Shares which Nations has been requested to register by the Holder to be registered under the Securities Act to the extent necessary to permit his sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder. In addition, if Nations files a Registration Statement pursuant to Rule 415 of the Securities Act on behalf of the holder of any convertible debt or notes of Nations registering
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Common Stock issuable or issued upon conversion of such securities, such
Registration Statement shall also include all of the Registrable Shares requested by the Holder to be included in such Registration Statement.

                  (b) If, by virtue of this Agreement, the Holder requests and is entitled to inclusion in such registration, Nations and the Holder shall, (together with any other holder of Nations Common Stock provided registration rights by Nations with respect to their shares of the common Stock (the "Stockholders") proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative of the underwriter or underwriters selected for such underwriting (the "Representative").

                  (c) Notwithstanding any other provision of this Agreement, if the Representative advises Nations in writing that marketing factors require a limitation of the number of shares to be underwritten, then Nations shall so advise the Holder and Stockholders, if any, which would otherwise be entitled to registration, and the number of shares of Common Stock that may be included in the registration and underwriting, if any, shall be allocated among the Holder and Stockholders in such proportion as the respective number of shares each Holder and Stockholder requests to be included in such registration bears to the total number of shares such Holder and Stockholder request be included. All Registrable Shares or any other Common Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall not be included in such registration.

                  (d) If any Holder or Stockholder of Common Stock entitled (upon request) to be included in such registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Nations and the underwriter. The Common Stock so withdrawn shall also be withdrawn from registration.

         2. EXPENSES OF REGISTRATION. Nations shall pay all expenses incurred by Nations in connection with the registration, qualification and/or exemption of the Common Stock, including any SEC and state securities law registration and filing fees, printing expenses, fees and disbursements of Nations' counsel and accountants, transfer agents' and registrars' fees, fees and disbursements of experts used by Nations in connection with such registration, qualification and/or exemption, and expenses incidental to any amendment or supplement to the Registration Statement or prospectuses contained therein. Nations shall not, however, be liable for any underwriting discounts, sales, broker's or underwriting commissions upon sale by any Holder of any of the Common Stock.

         3. FURNISHING OF DOCUMENTS. Nations shall furnish to the Holder such reasonable number of copies of the Registration Statement, such prospectuses as are contained in the Registration Statement and such other documents as the Holder may reasonably request in order to facilitate the offering of the Nations Shares.

         4. AMENDMENTS AND SUPPLEMENTS. Nations shall prepare and promptly file with the SEC and promptly notify the Holder of the filing of such amendments or supplements to the


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Registration Statement or prospectuses contained therein as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Common Stock is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Nations shall also advise the Holder promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         5. FURTHER INFORMATION. If a Holder includes Registrable Shares in any registration, such Holder shall furnish Nations such information regarding itself as Nations may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         6.       INDEMNIFICATION

                  (a) Nations will indemnify and hold harmless the Holder from and against any and all losses, damages, liabilities, costs and expenses to which the Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that, Nations will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of Holder in writing specifically for use in the preparation thereof.

                  (b) The Holder hereby agree to indemnify and hold harmless Nations and each person, if any, who controls Nations within the meaning of the Securities Act, from and against any and all losses, damages, liabilities, costs and expenses to which Nations or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, solely to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon written information furnished by or on behalf of any Holder specifically for use in the preparation thereof.


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                  (c)      Promptly after receipt by an indemnified party
pursuant to the provisions of paragraph (a) or (b) of this Section 6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have hereunder unless the indemnifying party has been materially prejudiced thereby nor will such failure to so notify the indemnifying party relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (d) In the event any of the Registrable Shares are sold by Holder in an underwritten public offering consented to by Nations, Nations shall provide indemnification to the underwriters of such offering and any person controlling any such underwriter on behalf of the Holder making the offering; provided, however, that Nations shall not be required to consent to any such underwriting or to provide such indemnification in respect of the matters described in the proviso to the first sentence of Section 6(a).

                  7. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

                  "Registration Expenses" means the expenses described in
Section 2.

                  "Registrable Shares" shall mean shares of Common Stock owned directly or issuable upon conversion of the Promissory Note issued by the Company to the Holder and any other shares


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of capital stock of Nations or any successor issued to the Holder in respect of the Common Stock as a result of stock splits, stock dividends, reclassification, recapitalization, mergers, consolidations or similar events.

                  "Registration Statement" shall mean any registration statement of Nations, except an initial Registration Statement, on any form (to be selected by Nations other than S-4 or S-8) for which Nations then qualifies. The term Registration Statement shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         8.       MISCELLANEOUS.

                  (a) Notice Generally. Any notice, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth in the Asset Purchase Agreement.

                  (b) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that the Holder's rights hereunder may not be transferred without the prior written consent of Nations, provided that this Agreement may be assigned to a subsequent holder of all or a portion of the principal amount of the Promissory Note to the extent such assignment of the Promissory Note is permitted thereunder.

                  (c) Governing Law. This Agreement shall be governed by the laws of the State of Florida, without regard to the provisions thereof relating to conflict of laws.

                  (d) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e) Entire Agreement. This Agreement, together with the Asset Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete exclusive statement of the agreement and understanding of the parties hereto in respect of


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the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  (f) Counterparts. This Agreement may be executed in separate counterparts, each of which shall collectively and separately, constitute one agreement.

                  (g) No Superior Registration Rights. The Company has no outstanding piggyback registration rights that rank superior to those granted to the Holder herein. The Company agrees so long as all or any part of the Promissory Note is outstanding that all future piggyback registration rights will rank pari passu or subordinate to the registration rights contained herein.








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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        NATIONSRENT, INC.


                                        By:
                                           -------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                                        -------------------------------------
                                        THOMAS J. WATTS, SR., individually










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